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                                                         SEC FILE NOS. 033-02610
                                                                       811-04550

                               THE MAINSTAY FUNDS
                           MAINSTAY MID CAP VALUE FUND

                        Supplement Dated November 7, 2005
                      to the Prospectus Dated March 1, 2005

         This Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") of The MainStay Funds ("Trust"). You may obtain a copy of the Prospectus or the Trust's Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

         Mark T. Spellman has replaced Michael C. Sheridan as a portfolio manager for the Mid Cap Value Fund. References to Mr. Sheridan as listed on pages 111 and 114 of the Prospectus are hereby deleted and, as appropriate, replaced with reference to Mr. Spellman. The following biographical information regarding Mr. Spellman is added at page 144 of the Prospectus:

         MARK T. SPELLMAN Mr. Spellman is a portfolio manager of the Mid Cap Value Fund. Mr. Spellman joined MacKay Shields in 1996; he is a Director and a senior member of the Value Equity Division. Prior to joining MacKay Shields, he was responsible for investment research and portfolio strategy with Deutsche Morgan Grenfell/C.J. Lawrence. Prior to that, he was involved in securities research, risk analysis, and portfolio management with Prudential Equity Management Associates. Mr. Spellman is a graduate of Boston College. He has been in the investment management industry since 1987.




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